UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

ANNUAL REPORT

Oppenheimer Rochester Ohio Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	7.72%	2.61%	5.25%
5-Year	5.24	4.22	6.10
Since Inception (6/21/06)	3.37	2.63	5.56

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*March 28, 2013, was the last business day of the Fund’s reporting period. Index returns are calculated through March 31, 2013.

2	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares produced an annual total return of 7.72% (without sales charge) for the 12 months ended March 28, 2013, the last business day of the reporting period. By comparison, the annual total return of the Fund’s benchmark, the Barclays Municipal Bond Index, was 5.25% for the same period. Despite a challenging interest-rate environment this reporting period, the Fund generated a tax-free yield of 4.56% at net asset value, based on the 35-day accrual period ended March 26, 2013.

MARKET OVERVIEW

The municipal market continued to rally for much of this reporting period, despite sluggish economic growth and declining muni prices in the first quarter of 2013. For the first nine months of this reporting period, investor demand remained strong and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of March 28, 2013, the average yield on 30-year, AAA-rated muni bonds was 3.19%, down 32 basis points from March 30, 2012, the last business day of the Fund’s previous 12-month reporting period. On March 28, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.96%, down 18 basis points from the March 2012 date, and the average yield on 2-year, AAA-rated muni bonds was 0.33%, down 6 basis points from the March 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.56%
Dividend Yield with sales charge	4.35
Standardized Yield	4.13
Taxable Equivalent Yield	7.76
Last distribution (3/26/13)	$0.041
Total distributions (4/1/12 to 3/31/13)	$0.544

Endnotes for this discussion begin on page 13 of this report

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	3

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to 0.25% and the Fed’s expectation was that the rate would likely remain very low until late 2014.

In September 2012, this timeframe was lengthened to mid-2015 and then, in December 2012, linked to the unemployment rate. Rates will not move until unemployment is below 6.5%, the Fed announced, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

At a March 20, 2013, press conference, Federal Reserve Chairman Ben S. Bernanke discussed the Fed’s thinking: “We’re not measuring success in terms of the stock market. We’re measuring success in terms of our mandate, which is stable employment and price stability.”

In January 2013, Ohio brought its first deal of the year to market, which was followed by another general obligation (G.O.) the next month. The state borrowed more than $480 million through these deals, which reduced debt-service obligations and are expected to finance local government capital improvement projects across the state.

Also in January 2013, the JobsOhio Beverage System sold $1.5 billion of bonds to finance a long-term lease of Ohio’s liquor system. This deal, one of the state’s largest to date, consisted largely of taxable bonds but also included $423 million in tax-exempt paper. The liquor system generates approximately $200 million in revenue annually, which will be used for economic development efforts.

At the end of the reporting period, the Ohio Legislature approved a 2-year transportation bill that authorizes the issuance of $1.5 billion of Ohio Turnpike-backed bonds. The 2014-2015 transportation budget totals $7.6 billion.

The state’s G.O. debt is rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

The average distribution yield in Lipper’s Ohio Municipal Debt Funds category was 3.05% at the end of this reporting period. At 4.56%, the distribution yield for this Fund’s Class A shares was 151 basis points higher than the category average.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and

4	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Ohio Municipal Fund held nearly 180 securities as of March 28, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

As bond prices rose this reporting period, declining municipal interest rates put pressure on the Class A dividend. Beginning with the August 2012 payout, this dividend was lowered to 4.5 cents per share, from 5.0 cents per share. It was lowered to 4.1 cents per Class A share starting with the December 2012 payout.

During this reporting period, refundings became increasingly common, which heightened dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that muni fund dividends industry wide will continue to be similarly pressured.

Despite this pressure, Oppenheimer Rochester Ohio Municipal Fund’s Class A

shares generated a distribution yield of 4.56% at NAV at the end of this reporting period. Lipper’s Ohio Municipal Debt Funds category reported an average distribution yield of 3.05% at month’s end, and the Class A shares had the second highest distribution yield in the category, trailing only the Y shares of this Fund.

The Fund was invested in the hospital/healthcare sector, representing 18.0% of the Fund’s total assets at the end of this reporting period, and contributing positively to Fund performance. Our holdings in this sector consist of securities across the credit spectrum. For most of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 15.9% of the Fund’s net assets as of March 28, 2013, and made a positive contribution to the Fund’s total return this reporting period. The Fund’s holdings, some of which are insured, come from many different sectors as well as G.O. debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	5

The Rochester portfolio management team

The Fund’s holdings also included many sales tax revenue bonds that were issued in Puerto Rico. In all, this sector represented 3.9% of the Fund’s total assets this reporting period and included bonds issued in the U.S. Virgin Islands and in Guam. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced (and will likely experience) and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods, and the sales tax revenue sector contributed positively to Fund performance.

Although the market continued to react favorably to improved fiscal management under the leadership of former Gov. Luis Fortuño, the governor was not as popular with the voters. In November 2012, Alejandro Garcia Padilla was elected Governor of the Commonwealth. During the last quarter of this reporting period, Gov. Padilla continued many of the positive fiscal management policies of his predecessor. He agreed to privatize the island’s main airport, proposed aggressive pension reform and announced plans to raise taxes.

Even before Gov. Padilla’s inauguration, however, Moody’s had made a new assessment of the creditworthiness of Puerto Rico’s revenue-backed debt, lowering the ratings on those securities to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed

6	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

The Rochester credit research team

by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did S&P and Fitch, the other national credit ratings agencies. For the most part, revenue-backed bonds continued to hold investment-grade ratings from S&P. Fitch maintained its investment-grade ratings for Puerto Rico’s revenue-backed bonds.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 10.6% of total assets this reporting period. The Fund’s holdings include bonds issued by municipalities in the state of Ohio, Guam and the Commonwealth of Puerto Rico. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O.

debt. The sector contributed positively to the Fund’s total return this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 9.6% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance. Late in 2012, tobacco manufacturers that had been withholding a portion of their MSA payments since 2005 announced an agreement in principle to release $1.5 billion from escrow over the next 5 years. In other positive news for the tobacco sector, the rate of decline for cigarette consumption in 2012 was the lowest this rate has been in 6 years. The rate of decline was also less than the rate that was baked into the assumptions used to draft the MSA in 1998.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	7

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 9.4% and 1.1% of the Fund’s total assets, respectively. These sectors also contributed positively to the Fund’s performance this reporting period, and we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors going forward. During this reporting period, the Fund sold opportunistically to buyers who were in the market for distressed securities in these sectors.

Tax increment financing (TIF) bonds constituted 8.8% of the Fund’s total assets on

March 28, 2013. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

The adult living facilities sector represented 6.8% of the Fund’s total assets at the end of this reporting period. This was the only sector in the Fund that detracted from performance this reporting period. Among the sector’s holdings were bonds issued to finance the 83-acre Hickory Chase development outside Columbus. The developer, Erickson Retirement Communities, entered bankruptcy and stopped paying taxes on the property in mid-2009 after building the community center and 145 of the 1,529 planned housing units. The property has been maintained since then, and debt service payments on the bonds owned by this Fund continued without interruption through June 1, 2012. As of March 31, 2013, bondholders, including this Fund, were expecting the property to be offered for sale in the near term. Any new owner would be required to pay 100% of missed debt service payments to the Fund, in keeping with the bond covenant and structure. We continue to believe that attractive opportunities—whether adult living facilities in densely populated geographies with strengthening real estate values or facilities in more rural

8	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

areas with stable home values—can be identified in this sector.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of March 28, 2013, 6.1% of the Fund’s total assets were invested in securities in the marine/aviation facilities sector. These holdings contributed positively to the Fund’s performance this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 6.0% of the Fund’s total assets as of March 28, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements, and they too contributed positively to the Fund’s performance this reporting period.

The Fund was invested in the hospital/healthcare sector, representing 18.0% of the Fund’s total assets at the end of this reporting period, and contributing positively to Fund performance. Our holdings in this sector consist of securities across the credit spectrum. For most of this reporting period, the debate about the Affordable Care Act of 2010 continued, even though the Supreme Court had upheld the Act’s “individual mandate” in late June 2012. The voices of those who were suggesting that Congress would revisit and perhaps seek to override the legislation were largely silenced after Election Day.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed positively to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in this Fund’s portfolio.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	9

and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

10	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	18.0%
General Obligation	10.6
Tobacco-Master Settlement Agreement	9.6
Special Assessment	9.4
Tax Increment Financing (TIF)	8.8
Adult Living Facilities	6.8
Marine/Aviation Facilities	6.1
Municipal Leases	6.0
Higher Education	5.6
Sales Tax Revenue	3.9

Portfolio holdings are subject to change. Percentages are as of March 28, 2013, and are based on total assets. March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	1.9%	0.0%	1.9%
AA	24.3	0.0	24.3
A	10.5	0.0	10.5
BBB	16.9	23.9	40.8
BB or lower	15.1	7.4	22.5
Total	68.7%	31.3%	100.0%

The percentages above are based on the market value of the securities as of March 28, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	11

Performance

DISTRIBUTION YIELDS
As of 3/28/13
	Without Sales Chg.	With Sales Chg.
Class A	4.56%	4.35%
Class B	3.70	N/A
Class C	3.70	N/A
Class Y	4.57	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 3/31/13		As of 3/31/13
Class A	4.13%	Class A	7.76%
Class B	3.59	Class B	6.75
Class C	3.59	Class C	6.75
Class Y	4.31	Class Y	8.10

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

		Inception Date	1-Year	5-Year	Since Inception
CLASS A	(OROHX)	6/21/06	7.72%	5.24%	3.37%
CLASS B	(OROBX)	6/21/06	6.94	4.46	2.68
CLASS C	(OROCX)	6/21/06	6.94	4.46	2.56
CLASS Y	(OROYX)	7/29/11	7.84	N/A	9.82

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
		Inception Date	1-Year	5-Year	Since Inception
CLASS A	(OROHX)	6/21/06	2.61%	4.22%	2.63%
CLASS B	(OROBX)	6/21/06	1.94	4.14	2.68
CLASS C	(OROCX)	6/21/06	5.94	4.46	2.56
CLASS Y	(OROYX)	7/29/11	7.84	N/A	9.82

12	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

The Fund’s performance is compared to the performance of that of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 35-day accrual period ended March 26, 2013. The yield without sales charge for Class A shares

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	13

is calculated by dividing annualized dividends by the Class A net asset value on March 26, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0332, $0.0332 and $0.0411, respectively, for the 35-day accrual period ended March 26, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Ohio Municipal Debt Funds category is based on 35 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 combined federal and Ohio tax rate of 46.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to

14	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	15

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Fund Expenses  Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
Class A	$1,000.00	$1,015.90	$5.95
Class B	1,000.00	1,012.10	9.72
Class C	1,000.00	1,011.20	9.66
Class Y	1,000.00	1,016.30	5.60

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.64	5.96
Class B	1,000.00	1,014.91	9.73
Class C	1,000.00	1,014.96	9.68
Class Y	1,000.00	1,018.98	5.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios
Class A	1.20%
Class B	1.96
Class C	1.95
Class Y	1.13

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    March 28, 2013*

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—112.7%
Ohio—94.7%
$ 1,000,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)[1]	5.000%		11/15/2042	$1,083,380
50,000	Akron, OH Bath Copley Joint Township Hospital District[1]	5.250		11/15/2031	51,329
1,000,000	Akron, OH Income Tax (Community Learning Centers)[1]	5.000		12/01/2030	1,153,700
2,100,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners)[1]	5.000		05/01/2042	2,311,638
255,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.625		02/15/2036	264,116
1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750		02/15/2039	1,132,510
30,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)	6.050		12/15/2019	30,023
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000		12/01/2035	101,051
70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	63,358
2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	2,080,298
8,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	7,662,698
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	707,824
1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375		04/01/2036	1,204,310
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150		01/20/2050	28,045
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750		11/01/2022	2,100,503
500,000	Cincinnati, OH GO1	5.000		12/01/2036	566,690
40,000	Cincinnati, OH Hsg. Finance Corp. (Cambridge Arms)	6.500		08/01/2022	40,478
155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	154,989
205,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	205,002
1,000,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	1,121,470
500,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	552,355
310,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	310,267
715,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375		05/15/2019	715,558
895,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125		05/15/2025	909,168
195,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	195,150
430,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	430,310

18	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 725,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.125%	05/01/2026	$726,124
1,000,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.250	05/01/2038	1,000,240
2,090,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	5.375	11/15/2039	2,065,359
1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	6.500	11/15/2039	1,260,084
500,000	Columbus-Franklin County, OH Finance Authority (Hubbard Avenue Parking Facility)[1]	5.000	12/01/2036	500,385
1,050,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	1,096,379
360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	423,731
170,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	170,202
35,000	Cuyahoga County, OH Hospital (W.O. Walker Center)	5.000	01/01/2023	35,034
1,890,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,893,326
120,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	128,102
1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	1,037,510
420,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	423,490
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	717,080
25,000	Erie County, OH GO1	5.375	12/01/2014	25,106
330,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2022	330,733
810,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2023	811,636
400,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2024	400,764
60,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2033	60,091
30,000	Felicity, OH Water System	6.875	08/01/2024	30,078
750,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2027	770,588
2,305,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2032	2,360,896
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	10,003
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	52,963

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375%	08/15/2028	$14,445
50,000	Franklin County, OH Hospital (Ohio Health Corp./Southern Ohio Medical Center Obligated Group)[1]	5.000	05/15/2033	50,315
40,000	Franklin County, OH Multifamily Hsg. (Country Ridge Apartments)[1]	6.000	10/20/2038	40,448
1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	1,124,840
225,000	Glenwillow Village, OH GO	5.875	12/01/2024	233,946
3,405,000	Greene County, OH (Greene Town Center)	8.000	12/01/2034	3,745,160
162,500	Greene County, OH Economic Devel. (YMCA)	6.000	12/01/2023	153,847
20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	18,456
55,000	Greene County, OH University Hsg. (Central State University)	5.100	09/01/2035	46,952
55,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	53,125
35,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	32,594
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,521,750
10,000	Hamilton County, OH Sewer System[1]	5.000	12/01/2028	10,279
200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	233,102
48,000	Heath City, OH School District[1]	6.375	12/01/2027	48,212
4,600,000	Hickory Chase, OH Community Authority Infrastructure Improvement[3]	7.000	12/01/2038	2,069,908
60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,214
10,000	Hilliard, OH HDC (Sturbridge Green Apartments)[1]	6.400	07/01/2022	10,028
700,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	712,404
2,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	2,670,549
10,000	Lake County, OH Sewer District Improvements[1]	6.250	12/01/2014	10,050
170,000	Lakewood, OH Hospital Improvement (Lakewood Hospital Association)[1]	5.500	02/15/2015	170,694
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.250	02/01/2021	10,016
200,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	193,038
10,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	10,035
25,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	25,097
40,000	Lucas County, OH GO1	6.500	12/01/2016	40,208

20	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 750,000	Lucas County, OH Health Care Facilities (LHS/LOOFHSANO/LOOFHSAWC Obligated Group)[1]	7.000%	11/01/2045	$846,270
400,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	5.000	08/15/2021	454,844
750,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.000	11/15/2029	844,155
500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	603,215
300,000	Massillon, OH Parks & Recreation[1]	5.000	12/01/2031	300,693
30,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)	8.250	12/01/2016	30,179
500,000	Miami University, OH1	5.000	09/01/2036	566,585
40,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.250	05/01/2039	41,509
500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750	11/15/2023	613,560
35,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950	09/01/2019	35,085
45,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000	09/01/2031	45,079
325,000	New Carlisle, OH (Twin Creek)	6.125	11/01/2026	349,307
500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	566,850
535,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500	02/01/2020	392,979
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	10.000	02/01/2020	41,195
545,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500	02/01/2020	400,433
270,000	OH Air Quality Devel. Authority (Ohio Power Company)[1]	5.150	05/01/2026	270,343
150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	152,670
40,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	41,044
1,000,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Clinton County Port Authority)[1]	5.000	12/01/2034	1,069,230
150,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Toledo)[1]	5.500	12/01/2019	163,902
85,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	85,139
145,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	145,396
10,000	OH HFA[1]	5.250	09/01/2030	10,012
25,000	OH HFA (Residential Mtg.)[1]	5.100	09/01/2038	25,522
25,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2028	26,806
145,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	150,635
445,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	469,075
130,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	136,534
475,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	507,785

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 7,500,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[4]	5.000%	01/01/2031	$8,582,250
50,000	OH Higher Education Facility Commission (University Hospitals Health System)[1]	6.500	01/15/2029	55,526
25,000	OH Higher Educational Facility Commission (John Carroll University)[1]	5.250	11/15/2033	25,269
1,000,000	OH Higher Educational Facility Commission (University of Dayton)[1]	5.000	12/01/2030	1,144,680
1,000,000	OH Hospital (University Hospitals Health System)[1]	5.000	01/15/2041	1,083,910
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3]	14.500	07/01/2028	—
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[5]	7.125	08/01/2025	76,180
2,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	2,048,640
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	215,026
1,000,000	OH State University[1]	5.000	06/01/2038	1,144,480
25,000	OH State University COP (Agriculture Technical Institute)[1]	5.050	12/01/2017	25,176
100,000	OH Water Devel. Authority (Consumers Ohio Water)[1]	5.000	09/01/2031	100,294
214,083	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[3]	6.350	07/01/2027	30,055
700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	784,357
750,000	Penta, OH Career Center COP[1]	5.250	04/01/2025	891,788
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400	02/15/2034	135,761
30,000	Reynoldsburg, OH City School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2030	30,201
15,000	Richland County, OH GO1	5.400	12/01/2015	15,064
750,000	Riversouth, OH Authority (Riversouth Area Redevel.)[1]	5.000	12/01/2024	888,195
175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	197,836
15,000	Seven Hills, OH GO	6.250	12/01/2020	15,045
15,000	Springboro, OH Special Assessment (Pioneer Blvd.)	6.350	12/01/2014	15,051
920,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	964,123
1,000,000	Summit County, OH Port Authority (Austen Bioinnovation Institute in Akron)[1]	5.375	12/01/2030	1,128,420
1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	1,104,650
750,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000	01/01/2036	877,215
50,000	Toledo, OH GO1	6.350	12/01/2025	50,216
1,050,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375	12/01/2035	1,079,400

22	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio Continued
$ 885,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000%	11/15/2027	$972,509
1,070,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	1,105,417
690,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	358,786
240,000	Wapakoneta, OH Sewer	4.950	12/01/2018	240,410
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	1,545,000
245,000	Westlake, OH GO1	5.000	12/01/2021	246,419
350,000	Wright, OH State University[1]	5.000	05/01/2031	388,140
1,770,000	Wright, OH State University[1]	5.000	05/01/2032	2,005,375
				94,772,731
U.S. Possessions—18.0%
500,000	Guam GO1	6.750	11/15/2029	561,410
750,000	Guam GO1	7.000	11/15/2039	848,153
300,000	Guam Government Business Privilege[1]	5.125	01/01/2042	329,712
230,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2030	189,212
1,000,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	1,014,400
500,000	Puerto Rico Commonwealth GO1	5.500	07/01/2039	483,445
750,000	Puerto Rico Commonwealth GO1	5.750	07/01/2028	766,935
600,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	611,988
1,250,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,327,175
135,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	135,069
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	79,260
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	78,966
90,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	88,591
15,000	Puerto Rico HFC[1]	5.100	12/01/2018	15,206
90,000	Puerto Rico IMEPCF (American Airlines)[3]	6.450	12/01/2025	94,500
110,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	112,824
1,015,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	1,051,164
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	2,168,018
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	101,084
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	100,178
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	100,888
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	59,828
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	101,131
10,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	9,902
2,165,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,340,300

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 1,000,000	Puerto Rico Public Buildings Authority[1]	7.000%		07/01/2021	$1,042,960
250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	266,553
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	515,905
525,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	559,482
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	556,580
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	1,035,270
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	533,605
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	537,652
165,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750		10/01/2037	193,091

					18,010,437
Total Investments, at Value (Cost $114,318,218)—112.7%					112,783,168
Liabilities in Excess of Other Assets—(12.7)					(12,672,299)

Net Assets—100.0%					$100,110,869

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHS	Lutheran Homes Society
LOOFHSANO	Lutheran Orphans & Old Folks Home Society at Napolean Ohio
LOOFHSAWC	Lutheran Orphans & Old Folks Home Society at Wolf Creek
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

24	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131

Assets
Investments, at value (cost $114,318,218)—see accompanying statement of investments	$112,783,168
Cash	411,411
Receivables and other assets:
Interest	1,884,953
Shares of beneficial interest sold	225,874
Investments sold	68,017
Other	105,203
Total assets	115,478,626
Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	9,500,000
Payable for short-term floating rate notes issued (See Note 1)	5,625,000
Dividends	64,248
Shares of beneficial interest redeemed	57,203
Investments purchased	30,878
Distribution and service plan fees	20,281
Shareholder communications	10,948
Trustees’ compensation	5,213
Transfer and shareholder servicing agent fees	4,562
Interest expense on borrowings	1,250
Other	48,174
Total liabilities	15,367,757
Net Assets	$100,110,869
Composition of Net Assets
Par value of shares of beneficial interest	$9,294
Additional paid-in capital	115,837,688
Accumulated net investment income	194,316
Accumulated net realized loss on investments	(14,395,379)
Net unrealized depreciation on investments	(1,535,050)
Net Assets	$100,110,869

1. March 28, 2013 represents the last business day of Fund’s 2013 fiscal year. See Note 1 of accompanying Notes.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	25

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $59,758,794 and 5,544,813 shares of beneficial interest outstanding)	$10.78
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.32
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,067,994 and 284,911 shares of beneficial interest outstanding)	$10.77
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,378,742 and 3,009,086 shares of beneficial interest outstanding)	$10.76
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,905,339 and 455,484 shares of beneficial interest outstanding)	$10.77

See accompanying Notes to Financial Statements.

26	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS    For the Year Ended March 28, 20131

Investment Income
Interest	$5,288,115
Other income	12
Total investment income	5,288,127
Expenses
Management fees	495,956
Distribution and service plan fees:
Class A	131,069
Class B	32,282
Class C	298,374
Transfer and shareholder servicing agent fees:
Class A	27,654
Class B	3,069
Class C	18,285
Class Y	2,461
Shareholder communications:
Class A	18,714
Class B	1,838
Class C	11,757
Class Y	1,726
Borrowing fees	352,400
Interest expense and fees on short-term floating rate notes issued (See Note 1)	32,275
Interest expense on borrowings	13,634
Trustees’ compensation	1,894
Custodian fees and expenses	715
Other	46,044
Total expenses	1,490,147
Less waivers and reimbursements of expenses	(124,944)
Net expenses	1,365,203
Net Investment Income	3,922,924
Realized and Unrealized Gain
Net realized gain on investments	157,394
Net change in unrealized appreciation/depreciation on investments	1,877,617
Net Increase in Net Assets Resulting from Operations	$5,957,935

1. March 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]
Operations
Net investment income	$3,922,924	$3,693,406
Net realized gain (loss)	157,394	(581,836)
Net change in unrealized appreciation/depreciation	1,877,617	6,599,609
Net increase in net assets resulting from operations	5,957,935	9,711,179
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,629,824)	(2,393,045)
Class B	(138,143)	(148,907)
Class C	(1,267,395)	(1,144,555)
Class Y	(225,181)	(57,295)
	(4,260,543)	(3,743,802)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	17,959,586	(361,774)
Class B	5,128	(88,693)
Class C	7,229,767	2,161,605
Class Y	833,238	3,895,402
	26,027,719	5,606,540
Net Assets
Total increase	27,725,111	11,573,917
Beginning of period	72,385,758	60,811,841
End of period (including accumulated net investment income of $194,316 and $531,935, respectively)	$100,110,869	$72,385,758

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

28	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF CASH FLOWS    For the Year Ended March 28, 20131

Cash Flows from Operating Activities
Net increase in net assets from operations	$5,957,935
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(56,273,839)
Proceeds from disposition of investment securities	21,611,853
Short-term investment securities, net	(2,386,581)
Premium amortization	427,241
Discount accretion	(300,876)
Net realized gain on investments	(157,394)
Net change in unrealized appreciation/depreciation on investments	(1,877,617)
Change in assets:
Decrease in other assets	103,500
Increase in receivable for securities sold	(57,841)
Increase in interest receivable	(447,371)
Change in liabilities:
Increase in payable for securities purchased	30,878
Increase in other liabilities	10,480
Net cash used in operating activities	(33,359,632)
Cash Flows from Financing Activities
Proceeds from bank borrowings	57,500,000
Payments on bank borrowings	(52,400,000)
Proceeds from short-term floating rate notes issued	5,625,000
Proceeds from shares sold	38,271,618
Payments on shares redeemed	(14,915,563)
Cash distributions paid	(938,248)
Net cash provided by financing activities	33,142,807
Net decrease in cash	(216,825)
Cash, beginning balance	628,236
Cash, ending balance	$411,411
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,304,289.
Cash paid for interest on bank borrowings—$13,492.
Cash paid for interest on short-term floating rate notes issued—$32,275.

1. March 28, 2013 represent the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	29

FINANCIAL HIGHLIGHTS

	Year Ended March 28,	Year Ended March 30,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,
Class A	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$10.52	$9.58	$9.99	$8.04	$11.41
Income (loss) from investment operations:
Net investment income[2]	.50	.61	.64	.64	.70
Net realized and unrealized gain (loss)	.30	.95	(.43)	1.97	(3.41)
Total from investment operations	.80	1.56	.21	2.61	(2.71)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.62)	(.62)	(.66)	(.66)
Net asset value, end of period	$10.78	$10.52	$9.58	$9.99	$8.04
Total Return, at Net Asset Value[3]	7.72%	16.72%	2.07%	33.13%	(24.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,759	$40,877	$37,595	$45,441	$32,743
Average net assets (in thousands)	$52,961	$39,126	$46,778	$39,835	$42,433
Ratios to average net assets:[4]
Net investment income	4.60%	6.05%	6.35%	6.80%	7.06%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.93%	0.96%	0.97%	0.98%	0.97%
Interest and fees from borrowings	0.41%	0.64%	0.53%	0.48%	0.95%
Interest and fees on short-term floating rate notes issued[5]	0.04%	—	—	—	0.32%
Total expenses	1.38%	1.60%	1.50%	1.46%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.24%	1.44%	1.33%	1.14%	1.12%
Portfolio turnover rate	23%	17%	31%	18%	26%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

	Year Ended March 28,	Year Ended March 30,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,
Class B	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$10.51	$9.57	$9.98	$8.03	$11.40
Income (loss) from investment operations:
Net investment income[2]	.42	.53	.56	.57	.63
Net realized and unrealized gain (loss)	.30	.96	(.42)	1.97	(3.42)
Total from investment operations	.72	1.49	.14	2.54	(2.79)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.55)	(.55)	(.59)	(.58)
Net asset value, end of period	$10.77	$10.51	$9.57	$9.98	$8.03
Total Return, at Net Asset Value[3]	6.94%	15.87%	1.31%	32.19%	(25.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,068	$2,983	$2,815	$2,775	$2,196
Average net assets (in thousands)	$3,226	$2,773	$2,951	$2,532	$2,481
Ratios to average net assets:[4]
Net investment income	3.89%	5.30%	5.62%	6.07%	6.52%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.76%	1.78%	1.81%	1.89%	1.91%
Interest and fees from borrowings	0.41%	0.64%	0.53%	0.48%	0.95%
Interest and fees on short-term floating rate notes issued[5]	0.04%	—	—	—	0.32%
Total expenses	2.21%	2.42%	2.34%	2.37%	3.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	2.00%	2.19%	2.08%	1.90%	1.87%
Portfolio turnover rate	23%	17%	31%	18%	26%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	31

FINANCIAL HIGHLIGHTS    Continued

	Year Ended March 28,	Year Ended March 30,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,
Class C	2013[1]	2012[1]	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$10.50	$9.57	$9.97	$8.03	$11.39
Income (loss) from investment operations:
Net investment income[2]	.42	.53	.56	.57	.63
Net realized and unrealized gain (loss)	.30	.95	(.41)	1.96	(3.41)
Total from investment operations	.72	1.48	.15	2.53	(2.78)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.55)	(.55)	(.59)	(.58)
Net asset value, end of period	$10.76	$10.50	$9.57	$9.97	$8.03
Total Return, at Net Asset Value[3]	6.94%	15.76%	1.42%	32.05%	(24.97)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,379	$24,547	$20,402	$23,142	$13,739
Average net assets (in thousands)	$29,835	$21,316	$23,191	$19,094	$16,693
Ratios to average net assets:[4]
Net investment income	3.86%	5.28%	5.61%	5.99%	6.41%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.70%	1.74%	1.75%	1.79%	1.87%
Interest and fees from borrowings	0.41%	0.64%	0.53%	0.48%	0.95%
Interest and fees on short-term floating rate notes issued[5]	0.04%	—	—	—	0.32%
Total expenses	2.15%	2.38%	2.28%	2.27%	3.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	2.00%	2.19%	2.08%	1.91%	1.87%
Portfolio turnover rate	23%	17%	31%	18%	26%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

See accompanying Notes to Financial Statements.

32	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class Y	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$10.10
Income (loss) from investment operations:
Net investment income[3]	.51	.39
Net realized and unrealized gain	.31	.44
Total from investment operations	.82	.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.42)
Net asset value, end of period	$10.77	$10.51
Total Return, at Net Asset Value[4]	7.84%	8.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,905	$3,979
Average net assets (in thousands)	$4,407	$1,402
Ratios to average net assets:[5]
Net investment income	4.72%	5.71%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.70%	0.71%
Interest and fees from borrowings	0.41%	0.64%
Interest and fees on short-term floating rate notes issued[6]	0.04%	—
Total expenses	1.15%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.35%
Portfolio turnover rate	23%	17%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	33

NOTES TO FINANCIAL STATEMENTS    March 28, 2013

1. Significant Accounting Policies

Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Periods. The last day of the Fund’s current and prior fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

34	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of

36	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 28, 2013, municipal bond holdings with a value of $8,582,250 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

At March 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$1,875,000	OH Higher Education Facility Commission ROLs	15.451%	1/1/31	$2,957,250

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 or 4.87% of its total assets as of March 28, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$6,105,469
Market Value	$2,330,224
Market Value as a % of Net Assets	2.33%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of March 28, 2013, securities with an aggregate market value of $76,180, representing 0.08% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

38	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$608,591	$—	$14,377,097	$1,553,332

1. As of March 28, 2013, the Fund had $14,377,097 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$5
2016	809,696
2017	2,144,196
2018	9,452,268
2019	48,500
No expiration	1,922,432

Total	$14,377,097

2. During the fiscal year ended March 28, 2013, the Fund utilized $162,681 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended March 30, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

	Year Ended March 31, 2013	Year Ended March 31, 2012
Distributions paid from:
Exempt-interest dividends	$4,213,398	$3,724,112
Ordinary income	47,145	19,690

Total	$4,260,543	$3,743,802

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$108,749,536 [1]

Gross unrealized appreciation	$5,518,422
Gross unrealized depreciation	(7,071,754)

Net unrealized depreciation	$(1,553,332)

1. The Federal tax cost of securities does not include cost of $5,586,964, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$417
Payments Made to Retired Trustees	283
Accumulated Liability as of March 28, 2013	2,064

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

40	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

42	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$94,742,676	$30,055	$94,772,731
U.S. Possessions	—	18,010,437	—	18,010,437

Total Assets	$—	$112,753,113	$30,055	$112,783,168

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

44	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$(29,980)	$29,980

Total Assets	$(29,980)	$29,980

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 28, 2013		Year Ended March 30, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	2,358,529	$25,569,142	873,209	$8,850,931
Dividends and/or distributions reinvested	205,519	2,228,067	186,463	1,888,087
Redeemed	(905,339)	(9,837,623)	(1,098,073)	(11,100,792)

Net increase (decrease)	1,658,709	$17,959,586	(38,401)	$(361,774)

Class B
Sold	43,254	$460,895	39,507	$403,676
Dividends and/or distributions reinvested	7,828	84,706	8,122	82,153
Redeemed	(50,016)	(540,473)	(57,889)	(574,522)

Net increase (decrease)	1,066	$5,128	(10,260)	$(88,693)

Class C
Sold	945,042	$10,194,174	478,931	$4,886,002
Dividends and/or distributions reinvested	85,176	921,337	75,263	761,498
Redeemed	(358,344)	(3,885,744)	(349,754)	(3,485,895)

Net increase	671,874	$7,229,767	204,440	$2,161,605

Class Y
Sold	135,958	$1,471,985	384,486	$3,956,462
Dividends and/or distributions reinvested	6,480	70,179	776	8,145
Redeemed	(65,523)	(708,926)	(6,693)	(69,205)

Net increase	76,915	$833,238	378,569	$3,895,402

1. For the year ended March 30, 2012, for Class A, B, and C shares, and for the period from July 29, 2011 (inception of offering) to March 30, 2012 for Class Y Shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$56,273,839	$21,611,853

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of

46	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$21,636
Class C	395,035

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$52,128	$740	$4,106	$4,953

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the year ended March 28, 2013, the Manager reimbursed $72,648, $6,638 and $45,658 for Class A, Class B and Class C shares, respectively.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1596% as of March 28, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and

48	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 28, 2013 equal 0.33% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 28, 2013, the Fund had borrowings outstanding at an interest rate of 0.1596%. Details of the borrowings for the year ended March 28, 2013 are as follows:

Average Daily Loan Balance	$5,378,630
Average Daily Interest Rate	0.257%
Fees Paid	$201,910
Interest Paid	$13,492

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 28, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.08% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

7. Reverse Repurchase Agreements Continued

Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended March 28, 2013.

Details of the reverse repurchase agreements for the year ended March 28, 2013 are as follows:

Fees Paid	$46,592

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On

50	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Ohio Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 28, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 28, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 16, 2013

52	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended March 28, 2013 are eligible for the corporate dividend-received deduction. 98.89% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	53

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 73	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	55

TRUSTEES AND OFFICERS    Unaudited / Continued

Matthew P. Fink, Trustee (since 2006) Age: 72	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

56	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Mary F. Miller, Trustee (since 2006) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	57

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 72	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 65	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Glavin is an “Interested Trustee “ because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

58	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Age: 49	Senior Vice President of the Sub-Adviser (since July 2007); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2006) Age: 41	Vice President of the Sub-Adviser (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	59

TRUSTEES AND OFFICERS    Unaudited / Continued

Troy E. Willis, Vice President (since 2006) Age: 40	Vice President of the Sub-Adviser (since July 2009); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003-2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 37	Vice President of the Sub-Adviser (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Sub-Adviser (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Vice President of the Sub-Adviser (since February 2013), Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 55	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 55	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2009) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

60	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	61

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

62	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND	63

PRIVACY POLICY NOTICE

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

64	OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RA0570.001.0313 May 20, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,500 in fiscal 2013 and $26,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2013 and $2,619 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $430,500 in fiscal 2013 and $439,009 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and Project Flow

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $1,000 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $434,876 in fiscal 2013 and $190,051 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $867,876 in fiscal 2013 and $632,679 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013